UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2013

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On July 27, 2013, Omnicom Group Inc., a New York corporation (the “Company”), and Publicis Groupe S.A., a French société anonyme (“Publicis”), entered into a Business Combination Agreement (the “Agreement”), pursuant to which the Company and Publicis agreed, subject to the terms and conditions of the Agreement, to combine their respective businesses, with Publicis merging with Publicis Omnicom Group N.V., a newly-formed Dutch holding company (“Publicis Omnicom Group”) and the Company merging with a newly-formed subsidiary of Publicis Omnicom Group.

Transaction Overview

Subject to the terms and conditions of the Agreement, Publicis will merge (the “Publicis Merger”) with and into Publicis Omnicom Group, which will be a newly-created company organized under the laws of the Netherlands, with Publicis Omnicom Group being the surviving entity in the Publicis Merger. Immediately after consummation of the Publicis Merger, a corporation to be incorporated under the laws of New York (“Merger Sub”), wholly-owned by Publicis Omnicom Group, will merge (the “Omnicom Merger” and, together with the Publicis Merger, the “Mergers”) with and into the Company, with the Company being the surviving corporation in the Omnicom Merger.

In the Publicis Merger, each issued and outstanding share of Publicis will be exchanged for 1.000000 ordinary share of Publicis Omnicom Group. In addition, prior to completion of the Publicis Merger, Publicis intends to declare and pay a special dividend, in cash, in an amount equal to €1.00 per Publicis share (the “Publicis Transaction Dividend”). In the Omnicom Merger, each share of common stock of the Company will be converted into the right to receive 0.813008 of a Publicis Omnicom Group ordinary share, together with cash in lieu of fractional shares, subject to adjustment to account for certain changes in outstanding shares and certain excluded asset values as set forth in the Agreement. Similarly, prior to completion of the Omnicom Merger, the Company intends to declare and pay a special dividend, in cash, in an amount equal to $2.00 per share of the Company’s common stock (the “Omnicom Transaction Dividend” and, together with the Publicis Transaction Dividend, the “Transaction Dividends”), subject to adjustment to account for certain changes in outstanding shares of the parties and certain excluded asset values, in each case as set forth in the Agreement, and, if necessary, to equalize the cumulative amount of regular dividends paid by the Company after July 27, 2013 with the cumulative amount of regular Publicis dividends paid after July 27, 2013.  However, dividends of up to $0.80 in the aggregate paid in respect of record dates after July 27, 2013 and before the Mergers are not included in this equalization and will be retained by the Company’s shareholders. The Publicis Transaction Dividend is subject to adjustment, if necessary, to equalize the cumulative amount of regular Publicis dividends paid after July 27, 2013 with the cumulative amount of regular dividends paid by the Company after such date, excluding the up to $0.80 per share of regular dividends described above.  The payment of the Transaction Dividends is also subject to applicable law.

Listing and Shares

Publicis Omnicom Group’s ordinary shares are expected to be listed on the New York Stock Exchange and Euronext Paris and traded under the ticker symbol OMC. Publicis Omnicom Group will seek inclusion of the ordinary shares in the S&P 500 and the CAC 40.

Based on the number of Publicis shares and the number of shares of common stock of the Company expected to be outstanding and vested immediately prior to the closing of the Mergers, the Company estimates that, at the closing, former shareholders of Publicis and the Company will own approximately 50.64% and 49.36%, respectively, of Publicis Omnicom Group.

Governance

Publicis Omnicom Group will have a single-tier Board of Directors consisting initially of sixteen directors, including the two Co-Chief Executive Officers, seven directors designated by the Company and seven directors designated by Publicis. Equal representation will be maintained until two-thirds of the Board of Directors of Publicis Omnicom Group votes to change the structure, but in no event earlier than the 2019 Annual Meeting of Publicis Omnicom Group.

Under the terms of Publicis Omnicom Group’s Articles of Association and Rules for the Board of Directors, John D. Wren, who is currently President and Chief Executive Officer of the Company, and Maurice Lévy, who is currently Chief Executive Officer of Publicis, will become the Co-Chief Executive Officers of Publicis Omnicom Group and will serve through an initial integration period of 30 months, after which Mr. Wren will become the sole Chief Executive Officer and Mr. Lévy will become the sole non-executive Chairman.  Neither Chief Executive Officer can be removed by the Board without the approval of two-thirds of the directors.

The non-executive Chairman of Publicis Omnicom Group will initially be Bruce Crawford, currently the Chairman of the Company, and the Vice Chairperson will be Élisabeth Badinter, currently the Chairperson of Publicis.  Approximately one year following the closing of the Mergers, for the next year, the non-executive Chairperson of Publicis Omnicom Group will be Ms. Badinter, and the Vice Chairman will be Mr. Crawford. These roles will alternate annually until Mr. Lévy becomes non-executive Chairman.  Upon stepping down as Co-Chief Executive Officer, Mr. Lévy will become the sole non-executive Chairman of Publicis Omnicom Group.

Conditions to the Mergers

Completion of the transactions contemplated by the Agreement (the “Transactions”) will be subject to the satisfaction or waiver, if legally permitted, of certain conditions including (a) approval and adoption of the Agreement and the Omnicom Merger by the holders of two-thirds of the outstanding shares of common stock of the Company, approval of the Cross-Border Merger Terms (as described in the Agreement) and the Publicis Merger by the holders of two-thirds of the voting rights attached to the Publicis shares, and the approval of the Publicis Transaction Dividend by the holders of a majority of the voting rights attached to the Publicis shares; (b) approval by requisite governmental regulators and authorities, including approvals under applicable competition laws; (c) the listing of the Publicis Omnicom Group ordinary shares on applicable stock exchanges; (d) the absence of any law or order prohibiting the completion of the Transactions; and (e) the absence of a material adverse effect on either the Company or Publicis.

Other Terms of the Agreement

The Agreement contains mutual customary representations and warranties of the Company and Publicis relating to their respective businesses and public filings. The Agreement also contains customary mutual pre-closing covenants, including the obligation of the Company and Publicis to conduct their businesses in the ordinary and usual course consistent with past practice and to refrain from taking specified actions without the consent of the other party. Each party has agreed not to (a) solicit proposals or enter into agreements relating to alternative acquisition transactions or (b) subject to certain exceptions, enter into discussions concerning, or to provide confidential information in connection with, any proposals for alternative acquisition transactions.

The Agreement contains termination rights for the Company and Publicis applicable upon (a) a final, binding and non-appealable denial of required regulatory approvals; (b) the first anniversary of the date of the Agreement, subject to the right of either party to extend such time period until the eighteen-month anniversary to allow for satisfaction of specified conditions to the closing of the Transactions; (c) the failure of either the Company’s shareholders or Publicis’s shareholders to approve the relevant Transactions by the required vote; (d) a breach by the other party that cannot be cured within 45 days’ notice of such breach, if such breach would result in a failure of the conditions to closing set forth in the Agreement; and (e) a change in recommendation relating to the Transactions by the other party’s Board of Directors.

The Agreement, the form of Publicis Omnicom Group’s Articles of Association and the form of Rules for the Board of Directors of Publicis Omnicom Group are attached hereto as Exhibits 2.1, 99.1 and 99.2, respectively, and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such documents.

Voting Agreements

Ms. Badinter and certain family members, as well as Mr. Lévy, have entered into a Voting and Support Agreement (the “Publicis Voting Agreement”) for the benefit of the Company, pursuant to which they have agreed, among other things, to vote all of their Publicis shares in favor of the Cross-Border Merger Terms, the Publicis Merger, the Publicis Transaction Dividend and certain other transactions contemplated by the Agreement, and against (a) any acquisition proposal for Publicis; (b) any other transaction that would reasonably be expected to result in the failure of any condition to the Mergers set forth in the Agreement to be satisfied prior to the termination date of the Transactions; or (c) any other transaction that would reasonably be expected to result in a material breach of any covenant, representation or warranty of Publicis set forth in the Agreement. As of July 16, 2013, these shareholders collectively owned, for purposes of approving the Transactions, approximately 6.5% of the outstanding Publicis shares (representing approximately 11.5% of the voting power of Publicis).

Mr. Crawford, Mr. Wren and Randall J. Weisenburger, Executive Vice President and Chief Financial Officer of the Company, have entered into a Voting and Support Agreement (the “Omnicom Voting Agreement”) for the benefit of Publicis, pursuant to which they have agreed, among other things, to vote all of their shares of the Company’s common stock in favor of the adoption of the Agreement and the Omnicom Merger, and against (a) any acquisition proposal for the Company; (b) any other transaction that would reasonably be expected to result in the failure of any condition to the Mergers set forth in the Agreement to be satisfied prior to the termination date of the Transactions; or (c) any other transaction that would reasonably be expected to result in a material breach of any covenant, representation or warranty of the Company set forth in the Agreement. As of July 22, 2013, these shareholders collectively owned less than 1% of the voting power of the Company.

The Publicis Voting Agreement and the Omnicom Voting Agreement are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such documents.

Item 7.01 Regulation FD Disclosure.

The joint press release announcing the matters described in Item 1.01 of this report is attached hereto as Exhibit 99.5 and is incorporated herein by reference. The information in this report (including exhibits) that is being furnished pursuant to Item 7.01 hereof shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is provided in connection with Regulation FD.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company, Publicis, Publicis Omnicom Group, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company and Publicis as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and changes in client communication requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising and marketing industries; ability to hire and retain key personnel; ability to successfully integrate the companies’ businesses; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; ability to attract new clients and retain existing clients in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their clients; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission (the “SEC”) and those described in Publicis’s annual reports, registration documents and other documents filed from time to time with the French financial market regulator (Autorité des Marchés Financiers or “AMF”). Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Publicis Omnicom Group will file with the SEC a registration statement on Form S-4, which will include the proxy statement of the Company that also constitutes a prospectus of Publicis Omnicom Group (the “proxy statement/prospectus”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PUBLICIS, PUBLICIS OMNICOM GROUP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties by contacting Corporate Secretary, Omnicom Group Inc., 437 Madison Avenue, New York, NY 10022, (212) 415-3600 (for documents filed with the SEC by the Company) or Investor Relations, 133 avenue des Champs Elysées, 75008 Paris, France, +33 (0) 1 44 43 65 00 (for documents filed with the SEC by Publicis or Publicis Omnicom Group).

IMPORTANT ADDITIONAL INFORMATION WILL BE MADE AVAILABLE IN AN AFM APPROVED PROSPECTUS

Publicis Omnicom Group will make publicly available a prospectus, approved by the Dutch financial markets regulator (Stichting Autoriteit Financiële Markten or “AFM”), with respect to the issuance of new shares as a result of the proposed transactions and their admission to trading on a regulated market in the European Union (including any supplement thereto, the “Admission Prospectus”). The Admission Prospectus will be passported by the AFM to the AMF with a view to the admission of Publicis Omnicom Group shares to listing on Euronext Paris. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE ADMISSION PROSPECTUS, AND OTHER RELEVANT DOCUMENTS, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBLICIS, THE COMPANY, PUBLICIS OMNICOM GROUP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Admission Prospectus from Publicis Omnicom Group on Publicis’s website at www.publicisgroupe.com or by contacting Investor Relations, 133 avenue des Champs Elysées, 75008 Paris, France, +33 (0) 1 44 43 65 00.

IMPORTANT ADDITIONAL INFORMATION FOR PUBLICIS SHAREHOLDERS

Publicis will prepare a report to be made available in connection with the Publicis meeting of shareholders called to approve the proposed transactions (the “Report”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REPORT, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE AMF, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBLICIS, THE COMPANY, PUBLICIS OMNICOM GROUP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Report from Publicis on its website at www.publicisgroupe.com or by contacting Investor Relations, 133 avenue des Champs Elysées, 75008 Paris, France, +33 (0) 1 44 43 65 00.

NO EEA PROSPECTUS UNTIL ADMISSION PROSPECTUS

No prospectus is required under the European Economic Area Prospectus Directive 2003/71/EC, as amended and as transposed in Dutch and French law, and no such prospectus or document will be made available until the Admission Prospectus is made available.

PARTICIPANTS IN THE SOLICITATION

The Company, Publicis and Publicis Omnicom Group and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed transactions contemplated by the proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Proxy Statement on Schedule 14A, dated April 11, 2013, which are filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of July 27, 2013, by and between Omnicom Group Inc. and Publicis Groupe S.A.
99.1	Form of Holdco Articles of Association
99.2	Form of Holdco Board Rules
99.3	Voting and Support Agreement, dated as of July 27, 2013, by and among Omnicom Group Inc. and each of the persons listed on Annex I thereto
99.4	Voting and Support Agreement, dated as of July 27, 2013, by and among Publicis Groupe S.A. and each of the persons listed on Annex I thereto
99.5	Press Release dated July 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: July 29, 2013	By:	/s/ Michael J. O’Brien Name: Michael J. O’Brien Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of July 27, 2013, by and between Omnicom Group Inc. and Publicis Groupe S.A.
99.1	Form of Holdco Articles of Association
99.2	Form of Holdco Board Rules
99.3	Voting and Support Agreement, dated as of July 27, 2013, by and among Omnicom Group Inc. and each of the persons listed on Annex I thereto
99.4	Voting and Support Agreement, dated as of July 27, 2013, by and among Publicis Groupe S.A. and each of the persons listed on Annex I thereto
99.5	Press Release dated July 28, 2013